Acquisitions and disposals	12 Months Ended
Dec. 31, 2021
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Acquisitions and disposals
21. Acquisitions and disposals

Business combinations are accounted for using the acquisition accounting method as at the acquisition date, which is the date at which control is transferred to the Group.

Goodwill is measured at the acquisition date as the fair value of consideration transferred, plus non-controlling interests and the fair value of any previously held equity interests less the net recognised amount (which is generally fair value) of the identifiable assets and liabilities assumed. Goodwill is subject to an annual review for impairment (or more frequently if necessary) in accordance with our accounting policies. Any impairment is charged to the income statement as it arises. Detailed information relating to goodwill is provided in note 9 on pages 136 to 138.

Transaction costs are expensed as incurred, within non-underlying items.

Changes in ownership that do not result in a change of control are accounted for as equity transactions and therefore do not have any impact on goodwill. The difference between consideration and the non-controlling share of net assets acquired is recognised within equity.
2021
In 2021, the Group completed the business acquisitions and disposals as listed below. 100% of the businesses were acquired unless stated otherwise. Total consideration for 2021 acquisitions is €2,117 million (2020: €6,337 million for acquisitions completed during that year). In November 2021, Unilever announced that it has entered into an agreement to sell its global tea business with disposal is expected to be completed in the second half of 2022. Further details can be found in Note 22.

Deal completion date	Acquired business
29 January 2021	Acquired 51% of Welly Health, a producer of bandages and other healthcare-related items. The acquisition helps to expand Unilever’s existing Health and Wellbeing portfolio.
28 May 2021	Acquired Onnit Lab Inc. a holistic wellness and lifestyle company based in the US. Onnit complements our growing portfolio of innovative wellness and supplement brands.
2 August 2021	Acquired Paula's Choice Inc., a Prestige Skin Care company based in the U.S. The acquisition strengthens our presence in Prestige Skin Care, with an established direct to consumer eCommerce business.

Paula's Choice Acquisition
On 2 August 2021, the Group acquired 100% of the shares of Paula's Choice Inc., a U.S. based Prestige Skin Care company. The total consideration paid was €1,832 million which comprised of €1,818 million cash paid on the completion date and €14 million of deferred consideration. The provisional fair value of net assets recognised on the balance sheet is €1,223 million. Currently all balances remain provisional as we finalise our review of the asset valuations. The main assets acquired were brands which were valued using an income approach model by estimating future cash flows generated by the brand and discounting them to present value using rates in line with a market participant expectation. As part of the acquisition, goodwill of €609 million has been recognised and which is not deductible for tax purposes. Since the acquisition date, the goodwill balance has increased by €37 million as a result of foreign exchange effects.
More information related to each major class of assets and liabilities acquired is provided on page 162.
Effect on consolidated income statement
The acquisition deals completed in 2021 have contributed €196 million to Group turnover and €16 million to Group operating profit since the date of acquisition. If the acquisition deals completed in 2021 had all taken place at the beginning of the year, Group turnover would have been €52,637 million, and Group operating profit would have been €8,738 million. In 2020, the impact of acquisitions completed in the year was €476 million to Group turnover and €124 million to Group operating profit. If all of the acquisitions had taken place at the beginning of 2020, Group turnover for 2020 would have been €51,116 million and Group operating profit would have been €8,371 million.
2020
In 2020 the Group completed the business acquisitions and disposals listed below. In each case (unless otherwise stated), 100% of the businesses were acquired. For all businesses acquired, the acquisition accounting has been finalised. Subsequent changes to the provisional numbers published last year are immaterial.
21. Acquisitions and disposals continued

Deal completion date	Acquired/disposed business
1 April 2020	Acquired the health food drinks business of GlaxoSmithKline plc in India and 20 other predominantly Asian markets (“the Main Horlicks Acquisition”). The acquisition added leading brands such as Horlicks and Boost in certain markets to the Unilever portfolio, increasing our presence in functional nutrition.
25 June 2020	Acquired Vwash, a leading intimate hygiene business in India. The acquisition complements our beauty and personal care portfolio and increases our presence in fast-growing segments in India.
30 June 2020
The Group acquired 82% of GlaxoSmithKline Bangladesh Limited, a health food drink business in Bangladesh. The Bangladesh Horlicks Acquisition was a separate transaction to the Main Horlicks Acquisition.

15 July 2020	Sold the Ice Cream business in Chile to Carozzi.
1 October 2020
Acquired Liquid IV, a US-based health-science nutrition and wellness company, known for its portfolio of electrolyte drink mixes that enhance rapid hydration. This acquisition increases our presence in vitamins, minerals & supplements.

23 December 2020	Acquired SmartyPants Vitamins, a vitamin, mineral and supplement company based in the US. The acquisition complements our existing portfolio in functional nutrition.
Effect on consolidated balance sheet
Acquisitions
The following table sets out the overall impact of the Paula’s Choice acquisition and the other acquisitions in 2021 as well as comparative years on the consolidated balance sheet. The fair values currently used for opening balances of the Paula's Choice acquisition are provisional. These balances remain provisional due to there being outstanding relevant information in regards to the facts and circumstances that existed as of the acquisition date and/or where valuation work is still ongoing.

	€ million	€ million	€ million
	2021	2020(a)	2019
Net assets acquired	1,372	3,857	771
Non-controlling interest	(14)	(27)	(25)
Goodwill	759	2,507	421
Total payment for acquisition	2,117	6,337	1,167
Total consideration	2,117	6,337	1,167
(a)In 2020, we acquired the Horlicks and Boost Brands from GlaxoSmithKline Consumer Healthcare Limited. Of the net assets acquired, €3,345 million related to brands, €746 million related to deferred tax liabilities and €2,090 million related to goodwill. The total consideration paid was €5,294 million comprised of €449 million in cash and €4,845 million in shares of Hindustan Unilever Limited. This resulted in a dilution of Unilever’s interest in Hindustan Unilever Limited from 67.2% to 61.9%.
In 2021, the net assets acquired and total payment for acquisitions consist of:

	Paula's Choice acquisition	Other acquisitions	€ million 2021
Intangible assets	1,584	160	1,744
Other non-current assets	4	4	8
Trade and other receivables	15	6	21
Other current assets(a)	48	35	83
Non-current liabilities(b)	(385)	(43)	(428)
Current liabilities(c)	(43)	(13)	(56)
Net assets acquired	1,223	149	1,372
Non-controlling interest	—	(14)	(14)
Goodwill	609	150	759
Total consideration	1,832	285	2,117
Of which:
Cash consideration paid	1,818	270	2,088
Deferred consideration	14	15	29
(a)Other current assets include inventories of €29 million, cash of €17 million in Paula's Choice with the remaining €35 million split between cash of €14 million and inventories of €13 million in Onnit.
(b)Non-current liabilities include deferred tax of €384 million related to Paula’s Choice.
(c)Current liabilities include trade and other payable of €36 million in Paula’s Choice.

Goodwill represents the future value that the Group believes it will obtain through operational synergies and the application of acquired company ideas to existing Unilever channels and businesses. Detailed information relating to goodwill is provided in note 9 on pages 136 to 138.
Disposals
Total consideration for 2021 disposals is €49 million (2020: €35 million for disposals completed during that year). The following table sets out the effect of disposals in 2021 and comparative years on the consolidated balance sheet. The results of disposed businesses are included in the consolidated financial statements up until their date of disposal.
In 2021, we disposed of the tomato business in Greece to Minerva, and the Russian dressings business to the KDV Group.
21. Acquisitions and disposals continued

	€ million	€ million	€ million
	2021	2020	2019
Goodwill and intangible assets	3	1	82
Other non-current assets	4	21	19
Current assets	10	5	15
Trade creditors and other payables	(3)	(1)	(12)
Net assets sold	14	26	104
Profit/(loss) on sale attributable to Unilever	35	9	65
Consideration	49	35	169
Cash	40	34	168
Cash balances of businesses sold	3	—	1
Non-cash items and deferred consideration	6	1	—
	49	35	169